SEC. FILE NOS. 33-12447
811-5104

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No. 22
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No. 23

CAPITAL WORLD BOND FUND, INC.
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code:
(213) 486-9200


JULIE F. WILLIAMS, SECRETARY
CAPITAL WORLD BOND FUND, INC.
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
ROBERT E. CARLSON, ESQ.
PAUL, HASTINGS, JANOFSKY & WALKER LLP
555 S. Flower Street
Los Angeles, CA 90071-2371
(Counsel for the Registrant)

Approximate date of proposed public offering:It is proposed that this filing become effective on December 1, 2001, pursuant to paragraph (b) of rule 485.

[AMERICAN FUNDS(SM) - logo]


                          Capital World Bond Fund/(R)/

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
   1      Risk/Return Summary
-----------------------------------------------------
   4      Fees and Expenses of the Fund
-----------------------------------------------------
   5      Investment Objective, Strategies and Risks
-----------------------------------------------------
   8      Management and Organization
-----------------------------------------------------
  10      Shareholder Information
-----------------------------------------------------
  11      Choosing a Share Class
-----------------------------------------------------
  13      Purchase and Exchange of Shares
-----------------------------------------------------
  14      Sales Charges
-----------------------------------------------------
  16      Sales Charge Reductions and Waivers
-----------------------------------------------------
  17      Plans of Distribution
-----------------------------------------------------
  18      How to Sell Shares
-----------------------------------------------------
  19      Distributions and Taxes
-----------------------------------------------------
  20      Financial Highlights
-----------------------------------------------------

                                DECEMBER 1, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to provide you, over the long term, a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds denominated in U.S. dollars or other currencies. The fund may also invest in lower quality, higher yielding debt securities. Bonds held in the fund's portfolio may provide total return through interest income, changes in the market value of the fund's investments and changes in the value of other currencies relative to the U.S. dollar.

 The fund is designed for investors seeking returns through a portfolio of bonds issued by entities based around the world. Your investment in the fund is subject to risks, including the possibility that the value of the fund's investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds.

 Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent. The fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer. However, the fund intends to limit its investments in the securities of any single issuer.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.



                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
[bar chart]
1991  15.28%
1992   0.82
1993  16.73
1994  -1.43
1995  21.41
1996   6.34
1997  -0.36
1998  10.16
1999  -3.18
2000   1.46
[end bar chart]

         Highest/lowest quarterly results during this time period were:

            HIGHEST               7.43%  (quarter ended March 31, 1995)
            LOWEST                -2.71%  (quarter ended March 31, 1997)


 The year-to-date result was 1.11% for the nine months ended September 30, 2001.

CAPITAL WORLD BOND FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial or deferred sales charge imposed. Class A share results reflect the maximum initial sales charge of 3.75%. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME
 Class A - began 8/4/87
 (with the maximum sales         -2.32%       1.99%       6.00%        6.91%
 charge imposed)
 ------------------------------------------------------------------------------
 SSB World Govt Bond Index/1/     1.59%       3.10%       6.98%        7.75%
 ------------------------------------------------------------------------------
 Lipper GIobal Income Funds       3.63%       4.23%       6.17%        7.10%
 Average/2/
 ------------------------------------------------------------------------------
 Consumer Price Index/3/          3.39%       2.54%       2.66%        3.22%
 ------------------------------------------------------------------------------
 Class A 30-day yield:  5.01%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Salomon Smith Barney World Government Bond Index includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper Global Income Funds Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
 3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A    CLASS B   CLASS C    CLASS F
 -----------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a       3.75  %/1/   none      none       none
 percentage of offering price)
 -----------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested                  none   none      none       none
 dividends
 -----------------------------------------------------------------------------------------------
 Maximum deferred sales charge                              none/2/ 5.00%/3/  1.00%/4/   none
 -----------------------------------------------------------------------------------------------
 Redemption or exchange fees                                 none   none      none       none
 -----------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charge is reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B  CLASS C/1/   CLASS F/1/
 ----------------------------------------------------------------------------------------------------
 Management Fees                                            0.64%    0.64%     0.64%        0.64%
 ----------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/2/                0.24%    1.00%     1.00%        0.25%
 ----------------------------------------------------------------------------------------------------
 Other Expenses                                             0.24%    0.21%     0.34%        0.31%
 ----------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       1.12%    1.85%     1.98%        1.20%
 ----------------------------------------------------------------------------------------------------

 1 Annualized.
 2 Class A and F 12b-1 fees may not exceed 0.30% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $485               $718              $  969             $1,687
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $688               $982              $1,201             $1,978
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $188               $582              $1,001             $1,978
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $301               $621              $1,068             $2,306
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $201               $621              $1,068             $2,306
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $122               $381              $  660             $1,455
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

CAPITAL WORLD BOND FUND / PROSPECTUS

 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to provide you, over the long term, with a high level of total return as is consistent with prudent investment management.
  The fund invests primarily in debt securities denominated in various currencies, including U.S. dollars. Normally, the fund's debt obligations will consist substantially of investment grade bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality).

 The values of most debt securities held by the fund may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, as with other debt securities, the values of bonds in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities.

 Investments in securities issued by entities based outside the U.S. may be affected by the risks described above to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments. Although the fund is non-diversified, the fund intends to limit the amount it invests in any single issuer.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent above average long-term opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                          ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME
 Class A - began 8/4/87
 (with no sales charge      1.46%         2.77%         6.41%          7.21%
 imposed)
 -------------------------------------------------------------------------------
 SSB World Govt Bond        1.59%         3.10%         6.98%          7.75%
 Index/1/
 -------------------------------------------------------------------------------
 Lipper Global Income       3.63%         4.23%         6.17%          7.10%
 Funds Average/2/
 -------------------------------------------------------------------------------
 Consumer Price             3.39%         2.54%         2.66%          3.22%
 Index/3/
 -------------------------------------------------------------------------------
 Class A distribution rate/4/:  3.62%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)
 -------------------------------------------------------------------------------


 1 The Salomon Smith Barney World Government Bond Index includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper Global Income Funds Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
 3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
 4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

CAPITAL WORLD BOND FUND / PROSPECTUS

 HOLDINGS BY TYPE OF INVESTMENT AS OF SEPTEMBER 30, 2001
[pie chart]
Non-U.S. Governments/Agencies 47.3%
Corporate Bonds 30.1%
Mortgage- and Asset-Backed Securities 8.9%
U.S. Treasuries 7.9%
U.S. Government Agency Notes 1.0%
Cash and Equivalents 4.8%
[end pie chart]

 HOLDINGS OF DEBT SECURITIES BY GEOGRAPHIC REGION AS OF
 SEPTEMBER 30, 2001
[map of world]
Europe 41.7%
United States 34.8%
Asia/Pacific Rim 17.4%
Other 1.3%
[end map graphic]

 BOND HOLDINGS BY QUALITY CATEGORY AS OF SEPTEMBER 30, 2001
                                                                                       PERCENT OF
                                                                                       NET ASSETS
 See the statement of additional information for a description of quality categories
 --------------------------------------------------------------------------------------------------
 U.S. Treasury and Agency                                                                  9.7%
 --------------------------------------------------------------------------------------------------
 Aaa/AAA                                                                                  34.9
 --------------------------------------------------------------------------------------------------
 Aa/AA                                                                                    11.8
 --------------------------------------------------------------------------------------------------
 A/A                                                                                      14.7
 --------------------------------------------------------------------------------------------------
 Baa/BBB                                                                                   8.9
 --------------------------------------------------------------------------------------------------
 Ba/BB                                                                                     1.7
 --------------------------------------------------------------------------------------------------
 B/B                                                                                      11.7
 --------------------------------------------------------------------------------------------------
 Caa/CCC                                                                                   1.8
 --------------------------------------------------------------------------------------------------




 Because the fund is actively managed, its holdings will change from time to time.

 For updated information on the fund's portfolio holdings, please access the American Funds website at www.americanfunds.com.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

CAPITAL WORLD BOND FUND / PROSPECTUS

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Bond Fund are:


 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)               EXPERIENCE            (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ------------------------------------------------------------------------------------------------------------
 MARK H. DALZELL                      11 years             Vice President - Investment Management Group,
 Senior Vice President                                     Capital Research and Management Company

                                                           Investment professional for 24 years in total;
                                                           13 years with Capital Research and Management
                                                           Company or affiliate
 ------------------------------------------------------------------------------------------------------------
 THOMAS H. HOGH                        6 years             Vice President, Capital InternationalResearch,
 Vice President                  (plus 2 years prior       Inc.
                              experience as a research
                              professional for the fund)   Investment professional for 15 years in total;
                                                           12 years with Capital Research and Management
                                                           Company or affiliate
 ------------------------------------------------------------------------------------------------------------
 JAMES R. MULALLY                     14 years             Senior Vice President, Capital International
                                                           Limited

                                                           Investment professional for 25 years in total;
                                                           21 years with Capital Research and Management
                                                           Company or affiliate
 ------------------------------------------------------------------------------------------------------------
 ROBERT H. NEITHART                    2 years             Executive Vice President, Capital International
                                 (plus 4 years prior       Research, Inc.
                              experience as a research
                             professional for the fund)    Investment professional for 14 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
 ------------------------------------------------------------------------------------------------------------
 SUSAN M. TOLSON                       2 years             Senior Vice President, Capital Research Company

                                                           Investment professional for 13 years in total;
                                                           12 years with Capital Research and Management
                                                           Company  or affiliate

 ------------------------------------------------------------------------------------------------------------

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.


                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                       Call toll-Free from anywhere in the U.S.
                                (8 a.m. to 8 p.m. ET):
                                    800/421-0180

                          Access the American Funds Website
                                www.americanfunds.com

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 25065     P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Santa Ana,         San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
California         78265-9522          46206-6007             23501-2280
92799-5065         Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773
Fax: 714/671-7080




 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

CAPITAL WORLD BOND FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . how long you expect to own the shares;

 . how much you intend to invest;

 . total expenses associated with owning shares of each class;

 . whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver);

 . Class B and C shares are generally not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans;

 . Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge       up to 3.75% (reduced or eliminated for purchases
                             of $100,000 or more)
  Contingent deferred        none (except on certain redemptions on purchases
  sales charge               of $1 million or more made without an initial
                             sales charge)
  12b-1 fees                 up to 0.30% annually
  Dividends                  higher than other classes due to lower annual
                             expenses
  Purchase maximum           none
  Conversion                 none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge       none
  Contingent deferred        starts at 5.00% and declines until it reaches 0%
  sales charge               after six years
  12b-1 fees                 1.00% annually
  Dividends                  lower than Class A and F shares due to higher
                              distribution fees and other expenses, but higher
                             than Class C shares due to lower other expenses
  Purchase maximum           $100,000
  Conversion                 automatic conversion to Class A shares after eight
                             years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge       none
  Contingent deferred        1.00% if shares are sold within one year after
  sales charge               being purchased
  12b-1 fees                 1.00% annually
  Dividends                  lower than other classes due to higher
                             distribution fees and other expenses
  Purchase maximum           $500,000
  Conversion                 automatic conversion to Class F shares after ten
                             years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge       none
  Contingent deferred        none
  sales charge
  12b-1 fees                 currently 0.25% annually (may not exceed 0.50%
                             annually)
  Dividends                  higher than Class B and C shares due to lower
                                distribution fees, but typically lower than
                             Class A shares due to higher other expenses
  Purchase maximum           none
  Conversion                 none
 ------------------------------------------------------------------------------

CAPITAL WORLD BOND FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT THEY HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 VALUING SHARES

 The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of 4:00 p.m. New York time, the close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund's board has adopted procedures for making "fair value" determinations in certain circumstances; for example, if market quotations are not readily available or do not accurately reflect fair value.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $100,000               3.75%            3.90%            3.00%
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of

CAPITAL WORLD BOND FUND / PROSPECTUS
 certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, shareholders would still have the option of converting but may face certain tax consequences.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

 . solely controlled business accounts;

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

CAPITAL WORLD BOND FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder
  (this generally excludes trusts).

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.30% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- over $75,000;

     -- made payable to someone other than the registered shareholder(s); or

     -- sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or the Internet (including American FundsLine and American FundsLine OnLine) are limited to $75,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

CAPITAL WORLD BOND FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in March, June, October and December. The first three dividends of each year are normally the same; the December dividend may be greater or less than the first three reflecting the impact of foreign currency transactions. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                  CLASS A
                              -------------------------------------------------
                                          YEAR ENDED SEPTEMBER 30
                                2001      2000       1999     1998      1997
                              -------------------------------------------------
 NET ASSET VALUE,             $14.16    $15.41     $16.32    $16.40    $16.86
 BEGINNING OF YEAR
 ------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income           .79/1/    .68/1/     .84       .43       .88
 Net gains (losses) on
 securities (both                .07/1/  (1.26 )/1/  (.88)      .57      (.16)
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment           .86      (.58 )     (.04)     1.00       .72
 operations
 ------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)             (.39 )    (.60 )     (.55)     (.80)     (.95)
 Distributions (from capital
 gains)                            -      (.07 )     (.32)     (.28)        -
 Distributions (from               -         -          -         -      (.23)
 currency gains)
 ------------------------------------------------------------------------------
 Total distributions            (.39 )    (.67 )     (.87)    (1.08)    (1.18)
 ------------------------------------------------------------------------------
 NET ASSET VALUE,             $14.63    $14.16     $15.41    $16.32    $16.40
 END OF YEAR
 ------------------------------------------------------------------------------
 TOTAL RETURN/2/                6.18 %   (3.89 )%    (.32)%    6.42%     4.38%
 ------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in  $  399    $  416     $  554    $  645    $  758
 millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to           1.12 %    1.12 %     1.08%     1.06%     1.07%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income
 to average net assets          5.46 %    4.66 %     4.66%     5.15%     5.21%




 1 Based on average shares outstanding.
 2 Total returns exclude all sales charges, including contingent deferred sales charges.

CAPITAL WORLD BOND FUND / PROSPECTUS

                                   CLASS B                CLASS C        CLASS F
                         ------------------------------------------------------------
                             Year
                             ended       March 15 to    March 15 to    March 15 to
                         September 30,  September 30,  September 30,  September 30,
                             2001          2000/1/        2001/1/        2001/1/
                         ------------------------------------------------------------
 NET ASSET VALUE,           $14.12        $14.74         $14.50         $14.50
 BEGINNING OF PERIOD
 ------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment
 income/2/                     .71           .28            .42            .50
 Net gains (losses) on
 securities
 (both realized and            .04          (.63)          (.34)          (.33)
 unrealized)/2/
 ------------------------------------------------------------------------------------
 Total from investment         .75          (.35)           .08            .17
 operations
 ------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net          (.28)         (.27)          (.04)          (.08)
 investment income)
 ------------------------------------------------------------------------------------
 NET ASSET VALUE,           $14.59        $14.12         $14.54         $14.59
 END OF PERIOD
 ------------------------------------------------------------------------------------
 TOTAL RETURN/3/              5.34%        (2.34)%          .58%          1.18%
 ------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
 period                     $    4        $    1         $    2         $    3
 (in millions)
 ------------------------------------------------------------------------------------
 Ratio of expenses to         1.85%         1.81%/4/       1.98%/4/       1.20%/4/
 average net assets
 ------------------------------------------------------------------------------------
 Ratio of net income
 to average net assets        4.92%         3.99%/4/       5.34%/4/       6.30%/4/




 1 Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
 2 Based on average shares outstanding.
 3 Total returns exclude all sales charges, including contingent deferred sales charges.
 4 Annualized.



                                    YEAR ENDED SEPTEMBER 30
                             2001    2000     1999     1998     1997
                            ------------------------------------------
 Portfolio turnover rate
 for all classes of shares  61.00%  52.15%  129.25%  100.92%   79.00%

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet website at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.

 Investment Company File No. 811-5104
                                                       Printed on recycled paper
                                                                WBF-010-1201/RRD

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ JULIE F. WILLIAMS
    JULIE F. WILLIAMS
    SECRETARY

[AMERICAN FUNDS(SM) - logo]


                          Capital World Bond Fund/(R)/

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
   1      Risk/Return Summary
-----------------------------------------------------
   4      Fees and Expenses of the Fund
-----------------------------------------------------
   5      Investment Objective, Strategies and Risks
-----------------------------------------------------
   8      Management and Organization
-----------------------------------------------------
  10      Shareholder Information
-----------------------------------------------------
  11      Choosing a Share Class
-----------------------------------------------------
  13      Purchase and Exchange of Shares
-----------------------------------------------------
  14      Sales Charges
-----------------------------------------------------
  16      Sales Charge Reductions and Waivers
-----------------------------------------------------
  17      Plans of Distribution
-----------------------------------------------------
  18      How to Sell Shares
-----------------------------------------------------
  19      Distributions and Taxes
-----------------------------------------------------
  20      Financial Highlights
-----------------------------------------------------

                                DECEMBER 1, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to provide you, over the long term, a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds denominated in U.S. dollars or other currencies. The fund may also invest in lower quality, higher yielding debt securities. Bonds held in the fund's portfolio may provide total return through interest income, changes in the market value of the fund's investments and changes in the value of other currencies relative to the U.S. dollar.

 The fund is designed for investors seeking returns through a portfolio of bonds issued by entities based around the world. Your investment in the fund is subject to risks, including the possibility that the value of the fund's investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds.

 Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent. The fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer. However, the fund intends to limit its investments in the securities of any single issuer.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.



                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
[bar chart]
1991  15.28%
1992   0.82
1993  16.73
1994  -1.43
1995  21.41
1996   6.34
1997  -0.36
1998  10.16
1999  -3.18
2000   1.46
[end bar chart]

         Highest/lowest quarterly results during this time period were:

            HIGHEST               7.43%  (quarter ended March 31, 1995)
            LOWEST                -2.71%  (quarter ended March 31, 1997)


 The year-to-date result was 1.11% for the nine months ended September 30, 2001.

CAPITAL WORLD BOND FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial or deferred sales charge imposed. Class A share results reflect the maximum initial sales charge of 3.75%. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME
 Class A - began 8/4/87
 (with the maximum sales         -2.32%       1.99%       6.00%        6.91%
 charge imposed)
 ------------------------------------------------------------------------------
 SSB World Govt Bond Index/1/     1.59%       3.10%       6.98%        7.75%
 ------------------------------------------------------------------------------
 Lipper GIobal Income Funds       3.63%       4.23%       6.17%        7.10%
 Average/2/
 ------------------------------------------------------------------------------
 Consumer Price Index/3/          3.39%       2.54%       2.66%        3.22%
 ------------------------------------------------------------------------------
 Class A 30-day yield:  5.01%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Salomon Smith Barney World Government Bond Index includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper Global Income Funds Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
 3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A    CLASS B   CLASS C    CLASS F
 -----------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a       3.75  %/1/   none      none       none
 percentage of offering price)
 -----------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested                  none   none      none       none
 dividends
 -----------------------------------------------------------------------------------------------
 Maximum deferred sales charge                              none/2/ 5.00%/3/  1.00%/4/   none
 -----------------------------------------------------------------------------------------------
 Redemption or exchange fees                                 none   none      none       none
 -----------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charge is reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B  CLASS C/1/   CLASS F/1/
 ----------------------------------------------------------------------------------------------------
 Management Fees                                            0.64%    0.64%     0.64%        0.64%
 ----------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/2/                0.24%    1.00%     1.00%        0.25%
 ----------------------------------------------------------------------------------------------------
 Other Expenses                                             0.24%    0.21%     0.34%        0.31%
 ----------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       1.12%    1.85%     1.98%        1.20%
 ----------------------------------------------------------------------------------------------------

 1 Annualized.
 2 Class A and F 12b-1 fees may not exceed 0.30% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $485               $718              $  969             $1,687
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $688               $982              $1,201             $1,978
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $188               $582              $1,001             $1,978
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $301               $621              $1,068             $2,306
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $201               $621              $1,068             $2,306
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $122               $381              $  660             $1,455
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

CAPITAL WORLD BOND FUND / PROSPECTUS

 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to provide you, over the long term, with a high level of total return as is consistent with prudent investment management.
  The fund invests primarily in debt securities denominated in various currencies, including U.S. dollars. Normally, the fund's debt obligations will consist substantially of investment grade bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality).

 The values of most debt securities held by the fund may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, as with other debt securities, the values of bonds in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities.

 Investments in securities issued by entities based outside the U.S. may be affected by the risks described above to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments. Although the fund is non-diversified, the fund intends to limit the amount it invests in any single issuer.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent above average long-term opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                          ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME
 Class A - began 8/4/87
 (with no sales charge      1.46%         2.77%         6.41%          7.21%
 imposed)
 -------------------------------------------------------------------------------
 SSB World Govt Bond        1.59%         3.10%         6.98%          7.75%
 Index/1/
 -------------------------------------------------------------------------------
 Lipper Global Income       3.63%         4.23%         6.17%          7.10%
 Funds Average/2/
 -------------------------------------------------------------------------------
 Consumer Price             3.39%         2.54%         2.66%          3.22%
 Index/3/
 -------------------------------------------------------------------------------
 Class A distribution rate/4/:  3.62%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)
 -------------------------------------------------------------------------------


 1 The Salomon Smith Barney World Government Bond Index includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper Global Income Funds Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
 3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
 4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

CAPITAL WORLD BOND FUND / PROSPECTUS

 HOLDINGS BY TYPE OF INVESTMENT AS OF SEPTEMBER 30, 2001
[pie chart]
Non-U.S. Governments/Agencies 47.3%
Corporate Bonds 30.1%
Mortgage- and Asset-Backed Securities 8.9%
U.S. Treasuries 7.9%
U.S. Government Agency Notes 1.0%
Cash and Equivalents 4.8%
[end pie chart]

 HOLDINGS OF DEBT SECURITIES BY GEOGRAPHIC REGION AS OF
 SEPTEMBER 30, 2001
[map of world]
Europe 41.7%
United States 34.8%
Asia/Pacific Rim 17.4%
Other 1.3%
[end map graphic]

 BOND HOLDINGS BY QUALITY CATEGORY AS OF SEPTEMBER 30, 2001
                                                                                       PERCENT OF
                                                                                       NET ASSETS
 See the statement of additional information for a description of quality categories
 --------------------------------------------------------------------------------------------------
 U.S. Treasury and Agency                                                                  9.7%
 --------------------------------------------------------------------------------------------------
 Aaa/AAA                                                                                  34.9
 --------------------------------------------------------------------------------------------------
 Aa/AA                                                                                    11.8
 --------------------------------------------------------------------------------------------------
 A/A                                                                                      14.7
 --------------------------------------------------------------------------------------------------
 Baa/BBB                                                                                   8.9
 --------------------------------------------------------------------------------------------------
 Ba/BB                                                                                     1.7
 --------------------------------------------------------------------------------------------------
 B/B                                                                                      11.7
 --------------------------------------------------------------------------------------------------
 Caa/CCC                                                                                   1.8
 --------------------------------------------------------------------------------------------------




 Because the fund is actively managed, its holdings will change from time to time.

 For updated information on the fund's portfolio holdings, please access the American Funds website at www.americanfunds.com.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

CAPITAL WORLD BOND FUND / PROSPECTUS

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Bond Fund are:


 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)               EXPERIENCE            (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ------------------------------------------------------------------------------------------------------------
 MARK H. DALZELL                      11 years             Vice President - Investment Management Group,
 Senior Vice President                                     Capital Research and Management Company

                                                           Investment professional for 24 years in total;
                                                           13 years with Capital Research and Management
                                                           Company or affiliate
 ------------------------------------------------------------------------------------------------------------
 THOMAS H. HOGH                        6 years             Vice President, Capital InternationalResearch,
 Vice President                  (plus 2 years prior       Inc.
                              experience as a research
                              professional for the fund)   Investment professional for 15 years in total;
                                                           12 years with Capital Research and Management
                                                           Company or affiliate
 ------------------------------------------------------------------------------------------------------------
 JAMES R. MULALLY                     14 years             Senior Vice President, Capital International
                                                           Limited

                                                           Investment professional for 25 years in total;
                                                           21 years with Capital Research and Management
                                                           Company or affiliate
 ------------------------------------------------------------------------------------------------------------
 ROBERT H. NEITHART                    2 years             Executive Vice President, Capital International
                                 (plus 4 years prior       Research, Inc.
                              experience as a research
                             professional for the fund)    Investment professional for 14 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
 ------------------------------------------------------------------------------------------------------------
 SUSAN M. TOLSON                       2 years             Senior Vice President, Capital Research Company

                                                           Investment professional for 13 years in total;
                                                           12 years with Capital Research and Management
                                                           Company  or affiliate

 ------------------------------------------------------------------------------------------------------------

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.


                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                       Call toll-Free from anywhere in the U.S.
                                (8 a.m. to 8 p.m. ET):
                                    800/421-0180

                          Access the American Funds Website
                                www.americanfunds.com

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 25065     P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Santa Ana,         San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
California         78265-9522          46206-6007             23501-2280
92799-5065         Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773
Fax: 714/671-7080




 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

CAPITAL WORLD BOND FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . how long you expect to own the shares;

 . how much you intend to invest;

 . total expenses associated with owning shares of each class;

 . whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver);

 . Class B and C shares are generally not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans;

 . Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge       up to 3.75% (reduced or eliminated for purchases
                             of $100,000 or more)
  Contingent deferred        none (except on certain redemptions on purchases
  sales charge               of $1 million or more made without an initial
                             sales charge)
  12b-1 fees                 up to 0.30% annually
  Dividends                  higher than other classes due to lower annual
                             expenses
  Purchase maximum           none
  Conversion                 none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge       none
  Contingent deferred        starts at 5.00% and declines until it reaches 0%
  sales charge               after six years
  12b-1 fees                 1.00% annually
  Dividends                  lower than Class A and F shares due to higher
                              distribution fees and other expenses, but higher
                             than Class C shares due to lower other expenses
  Purchase maximum           $100,000
  Conversion                 automatic conversion to Class A shares after eight
                             years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge       none
  Contingent deferred        1.00% if shares are sold within one year after
  sales charge               being purchased
  12b-1 fees                 1.00% annually
  Dividends                  lower than other classes due to higher
                             distribution fees and other expenses
  Purchase maximum           $500,000
  Conversion                 automatic conversion to Class F shares after ten
                             years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge       none
  Contingent deferred        none
  sales charge
  12b-1 fees                 currently 0.25% annually (may not exceed 0.50%
                             annually)
  Dividends                  higher than Class B and C shares due to lower
                                distribution fees, but typically lower than
                             Class A shares due to higher other expenses
  Purchase maximum           none
  Conversion                 none
 ------------------------------------------------------------------------------

CAPITAL WORLD BOND FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT THEY HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 VALUING SHARES

 The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of 4:00 p.m. New York time, the close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund's board has adopted procedures for making "fair value" determinations in certain circumstances; for example, if market quotations are not readily available or do not accurately reflect fair value.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $100,000               3.75%            3.90%            3.00%
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of

CAPITAL WORLD BOND FUND / PROSPECTUS
 certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, shareholders would still have the option of converting but may face certain tax consequences.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

 . solely controlled business accounts;

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

CAPITAL WORLD BOND FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder
  (this generally excludes trusts).

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.30% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- over $75,000;

     -- made payable to someone other than the registered shareholder(s); or

     -- sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or the Internet (including American FundsLine and American FundsLine OnLine) are limited to $75,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

CAPITAL WORLD BOND FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in March, June, October and December. The first three dividends of each year are normally the same; the December dividend may be greater or less than the first three reflecting the impact of foreign currency transactions. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                  CLASS A
                              -------------------------------------------------
                                          YEAR ENDED SEPTEMBER 30
                                2001      2000       1999     1998      1997
                              -------------------------------------------------
 NET ASSET VALUE,             $14.16    $15.41     $16.32    $16.40    $16.86
 BEGINNING OF YEAR
 ------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income           .79/1/    .68/1/     .84       .43       .88
 Net gains (losses) on
 securities (both                .07/1/  (1.26 )/1/  (.88)      .57      (.16)
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment           .86      (.58 )     (.04)     1.00       .72
 operations
 ------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)             (.39 )    (.60 )     (.55)     (.80)     (.95)
 Distributions (from capital
 gains)                            -      (.07 )     (.32)     (.28)        -
 Distributions (from               -         -          -         -      (.23)
 currency gains)
 ------------------------------------------------------------------------------
 Total distributions            (.39 )    (.67 )     (.87)    (1.08)    (1.18)
 ------------------------------------------------------------------------------
 NET ASSET VALUE,             $14.63    $14.16     $15.41    $16.32    $16.40
 END OF YEAR
 ------------------------------------------------------------------------------
 TOTAL RETURN/2/                6.18 %   (3.89 )%    (.32)%    6.42%     4.38%
 ------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in  $  399    $  416     $  554    $  645    $  758
 millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to           1.12 %    1.12 %     1.08%     1.06%     1.07%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income
 to average net assets          5.46 %    4.66 %     4.66%     5.15%     5.21%




 1 Based on average shares outstanding.
 2 Total returns exclude all sales charges, including contingent deferred sales charges.

CAPITAL WORLD BOND FUND / PROSPECTUS

                                   CLASS B                CLASS C        CLASS F
                         ------------------------------------------------------------
                             Year
                             ended       March 15 to    March 15 to    March 15 to
                         September 30,  September 30,  September 30,  September 30,
                             2001          2000/1/        2001/1/        2001/1/
                         ------------------------------------------------------------
 NET ASSET VALUE,           $14.12        $14.74         $14.50         $14.50
 BEGINNING OF PERIOD
 ------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment
 income/2/                     .71           .28            .42            .50
 Net gains (losses) on
 securities
 (both realized and            .04          (.63)          (.34)          (.33)
 unrealized)/2/
 ------------------------------------------------------------------------------------
 Total from investment         .75          (.35)           .08            .17
 operations
 ------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net          (.28)         (.27)          (.04)          (.08)
 investment income)
 ------------------------------------------------------------------------------------
 NET ASSET VALUE,           $14.59        $14.12         $14.54         $14.59
 END OF PERIOD
 ------------------------------------------------------------------------------------
 TOTAL RETURN/3/              5.34%        (2.34)%          .58%          1.18%
 ------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
 period                     $    4        $    1         $    2         $    3
 (in millions)
 ------------------------------------------------------------------------------------
 Ratio of expenses to         1.85%         1.81%/4/       1.98%/4/       1.20%/4/
 average net assets
 ------------------------------------------------------------------------------------
 Ratio of net income
 to average net assets        4.92%         3.99%/4/       5.34%/4/       6.30%/4/




 1 Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
 2 Based on average shares outstanding.
 3 Total returns exclude all sales charges, including contingent deferred sales charges.
 4 Annualized.



                                    YEAR ENDED SEPTEMBER 30
                             2001    2000     1999     1998     1997
                            ------------------------------------------
 Portfolio turnover rate
 for all classes of shares  61.00%  52.15%  129.25%  100.92%   79.00%

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet website at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.

 Investment Company File No. 811-5104
                                                       Printed on recycled paper
                                                                WBF-010-1201/RRD

                         CAPITAL WORLD BOND FUND, INC.

                                     Part B
                      Statement of Additional Information

                                December 1, 2001


This document is not a prospectus but should be read in conjunction with the current prospectus of Capital World Bond Fund (the "fund" or "WBF") dated December 1, 2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        9
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .       10
Fund Directors and Other Officers . . . . . . . . . . . . . . . . .       12
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       19
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       24
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       29
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       32
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Shareholder Account Services and Privileges . . . . . . . . . . . .       36
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       38
General Information . . . . . . . . . . . . . . . . . . . . . . . .       39
Class A Share Investment Results and Related Statistics . . . . . .       40
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       43
Financial Statements




                        Capital World Bond Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

 .    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents and may include certain preferred securities).
 .    Normally, the fund will invest substantially in debt securities rated
     Baa/BBB or better by Moody's Investors Services Inc. (Moody's) or Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.
 .    The fund may invest up to 25% of its assets in straight debt securities rated Ba and BB or below by Moody's and S&P or unrated but determined to be of equivalent quality.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.


                        Capital World Bond Fund - Page 2

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater


                        Capital World Bond Fund - Page 3
market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar). While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party


                        Capital World Bond Fund - Page 4
contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.


U.S. GOVERNMENT SECURITIES - U.S. government securities include: direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. government securities also include those issued by certain U.S. government instrumentalities and certain federal agencies. These are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


                        Capital World Bond Fund - Page 5

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


                        Capital World Bond Fund - Page 6

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                        Capital World Bond Fund - Page 7

Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INVESTMENT COMPANIES - The fund may invest up to 10% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the Investment Adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


DIVERSIFICATION - The fund is a non-diversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a "diversified" investment company under the Investment Company Act, the fund with respect to 75% of its total assets, would be required to limit its investment in any one isssuer (other than the U.S. Government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a limitation would reduce the extent to which the fund could concentrate its non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers. Accordingly, such a limitation might increase the fund's investment risk. Although the fund is non-diversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See "Taxes and Distributions".)

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds.


                        Capital World Bond Fund - Page 8

The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover(100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

2.   Invest in companies for the purpose of exercising control or management;

3. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) or options on currencies;

4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

5. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;


                        Capital World Bond Fund - Page 9

6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

7. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

9. Invest in interests in oil, gas, or other mineral exploration or development programs;

10. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1. The fund may invest up to 25% of its net assets in below investment grade debt securities (those rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of comparable value).

2. The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

3. The fund will not invest more than 15% of the value of its net assets in illiquid securities.

4. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation on June 8, 1987.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has four classes of shares - Class A, B, C and F. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution


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expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class.
 Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                       Capital World Bond Fund - Page 11

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                                               AGGREGATE
                                                                                              COMPENSATION
                                                                                         (INCLUDING VOLUNTARILY
                                                                                                DEFERRED
                                                                                            COMPENSATION/1/)
                                                                                             FROM THE FUND
                                 POSITION                                                  DURING FISCAL YEAR
                                   WITH            PRINCIPAL OCCUPATION(S) DURING                ENDED
   NAME, ADDRESS AND AGE        REGISTRANT                  PAST 5 YEARS                   SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Director        Corporate Director and author; former            $3,177/3/
 6077 San Elijo, Box 2494                      United States Ambassador to Spain;
 Rancho Santa Fe, CA 92067                     former Vice Chairman; Knight Ridder,
 Age: 67                                       Inc.; former Chairman and Publisher,
                                               The Miami Herald
                                               ----------------
-----------------------------------------------------------------------------------------------------------------
 H. Frederick Christie         Director        Private Investor.  Former President and          $3,177/3/
 P.O. Box 144                                  Chief Executive Officer, The Mission
 Palos Verdes Estates, CA                      Group (non-utility holding company,
 90274                                         subsidiary of Southern California
 Age: 68                                       Edison Company)
-----------------------------------------------------------------------------------------------------------------
 + Don R. Conlan               Director        President (retired), The Capital Group            none/4/
 1630 Milan Avenue                             Companies, Inc.
 South Pasadena, CA 91030
 Age: 65
-----------------------------------------------------------------------------------------------------------------
 Diane C. Creel                Director        CEO and President, The Earth Technology          $2,633/3/
 100 W. Broadway                               Corporation (international consulting
 Suite 240                                     engineering)
 Long Beach, CA 90802
 Age: 53
-----------------------------------------------------------------------------------------------------------------
 Martin Fenton                 Director        Managing Director, Senior Resource               $2,843/3/
 4660 La Jolla Village                         Group LLC (development and management
 Drive                                         of senior living communities)
 Suite 725
 San Diego, CA 92122
 Age: 66
-----------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Director        President, Fuller Consulting (financial          $ 3,177
 4337 Marina City Drive                        management consulting firm)
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 55
-----------------------------------------------------------------------------------------------------------------
 +* Abner D. Goldstine         President,      Senior Vice President and Director,               none/4/
 Age: 71                       PEO             Capital Research and Management Company
                               and Director
-----------------------------------------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.        Chairman of     Executive Vice President and Director,            none/4/
 Age: 52                       the Board       Capital Research and Management Company
                                                                                         ------------------------
-----------------------------------------------------------------------------------------
 Richard G. Newman             Director        Chairman and CEO, AECOM Technology                2,843/3/
 3250 Wilshire Boulevard                       Corporation (architectural engineering)
 Los Angeles, CA 90010-1599
 Age: 67
-----------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez              Director        President, The Sanchez Family                    $2,843/3/
 5234 Via San Delarro, #1                      Corporation dba McDonald's Restaurants
 Los Angeles, CA 90022                         (McDonald's licensee)
 Age: 58
-----------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM       TOTAL NUMBER
                                   ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND           BOARDS
                                   MANAGEMENT COMPANY           ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE      DIRECTOR
   NAME, ADDRESS AND AGE      YEAR ENDED SEPTEMBER 30, 2001    SERVES/2/
---------------------------------------------------------------------------
 Richard G. Capen, Jr.                  $94,620/3/                 14
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA 92067
 Age: 67
---------------------------------------------------------------------------
 H. Frederick Christie                  $199,620/3/                19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 68
---------------------------------------------------------------------------
 + Don R. Conlan                          none/4/                  12
 1630 Milan Avenue
 South Pasadena, CA 91030
 Age: 65
---------------------------------------------------------------------------
 Diane C. Creel                         $51,600/3/                 12
 100 W. Broadway
 Suite 240
 Long Beach, CA 90802
 Age: 53
---------------------------------------------------------------------------
 Martin Fenton                          $183,120/3/                17
 4660 La Jolla Village
 Drive
 Suite 725
 San Diego, CA 92122
 Age: 66
---------------------------------------------------------------------------
 Leonard R. Fuller                      $  80,120                  13
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 55
---------------------------------------------------------------------------
 +* Abner D. Goldstine                    none/4/                  12
 Age: 71
---------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.                   none/4/                  15
 Age: 52
---------------------------------------------------------------------------
 Richard G. Newman                      $116,120/3/                13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 67
---------------------------------------------------------------------------
 Frank M. Sanchez                       $55,120/3/                 12
 5234 Via San Delarro, #1
 Los Angeles, CA 90022
 Age: 58
---------------------------------------------------------------------------




                       Capital World Bond Fund - Page 12

 [This page is intentionally left blank for this filing.]


                       Capital World Bond Fund - Page 13

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.


* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Richard G. Capen, Jr., ($6,914), H. Frederick Christie ($8,430), Diane C. Creel ($5,079), and Martin Fenton ($8,614). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4 Don R. Conlan, Abner D. Goldstine, and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                       Capital World Bond Fund - Page 14

                                 OTHER OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Mark H. Dalzell         47   Vice President   Vice President - Investment
11100 Santa Monica                            Management Group, Capital
Blvd.                                         Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Michael J. Downer       46   Vice President   Senior Vice President - Fund
333 South Hope Street                         Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Julie F. Williams       53   Secretary        Vice President - Fund Business
333 South Hope Street                         Management Group, Capital
Los Angeles, CA 90071                         Research and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   39   Treasurer        Vice President - Fund Business
135 South State                               Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Susi M. Silverman       31   Assistant        Vice President - Fund Business
135 South State              Treasurer        Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Kimberly S. Verdick     37   Assistant        Assistant Vice President - Fund
333 South Hope Street        Secretary        Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------



All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $1,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended. In addition, various Directors participate with directors and trustees of certain other funds in The American Funds Group in joint meetings of Contracts Committees, Audit Committees and Nominating Committees; total fees for attendance at these meetings, which are prorated among the participants in proportion to the number of funds represented, are $2,510 for each meeting of the Contracts Committee and $1,000 for each meeting of the Audit and Nominating Committees. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of November 1, 2001 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                       Capital World Bond Fund - Page 15

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative services; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                       Capital World Bond Fund - Page 16

The management fee is based upon the annual rates of 0.65% of the first $500 million of the fund's average net assets, plus 0.57% on average net assets in excess of $500 million but not exceeding $1 billion, plus 0.50% on average net assets in excess of $1 billion. Effective September 1, 2001, the Investment Adviser voluntarily reduced the fee to 0.57% of the first $1 billion of the fund's daily net assets and 0.50% of such assets in excess of $1 billion. As a result, the fees were reduced by $27,000.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees. For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received from the fund advisory fees of $2,605,000, $3,136,000, and $3,875,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser, relating to the fund's Class C and F shares, will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
 The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C and F shares.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares.
 Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of the fund's Class C and F shares. Administrative service fees paid for Class C and F shares for the fiscal period ended 2001 were $2,000 and $3,000, respectively.


                       Capital World Bond Fund - Page 17

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below).


Commissions retained by the Principal Underwriter on sales of Class A shares during the 2001 fiscal year amounted to $134,000 after an allowance of $505,000 to dealers. During the fiscal years ended 2000 and 1999, the Principal Underwriter retained $137,000 and $231,000, respectively, on sales of Class A shares after an allowance of $530,000 and $1,186,000 to dealers, respectively. Revenue retained and service fees received by the Principal Underwriter on sales of Class B shares during the 2001 fiscal year amounted to $24,000 after compensation of $131,000 to dealers. During the fiscal period ended 2000, the Principal Underwriter retained $12,000 on sales of Class B shares after compensation of $54,000 to dealers.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend (i) for Class A shares, up to 0.30% of its average daily net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its average daily net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its average daily net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its average daily net assets attributable to Class F shares, to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters,


                       Capital World Bond Fund - Page 18
provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.

During the 2001 fiscal year, the fund paid or accrued $966,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares, $27,000 for Class B shares, $3,000 for Class C shares, and $2,000 for Class F shares. As of September 30, 2001, accrued and unpaid distribution expenses under the Plans for Class A shares, Class B shares, Class C shares, and Class F shares were $83,000, $4,000, $1,000 and $1,000, respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation,


                       Capital World Bond Fund - Page 19
generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may


                       Capital World Bond Fund - Page 20
     increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund


                       Capital World Bond Fund - Page 21
     elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight-line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


                       Capital World Bond Fund - Page 22

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitation imposed by the Code.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                       Capital World Bond Fund - Page 23

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                       Capital World Bond Fund - Page 24
pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/SM/  . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/(R)/  . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                       Capital World Bond Fund - Page 25

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                       DEALER
                                                               SALES CHARGE AS       COMMISSION
                                                              PERCENTAGE OF THE:    AS PERCENTAGE
                                                              ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                        NET AMOUNT  OFFERING     OFFERING
                                                             -INVESTED-   PRICE         PRICE
------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                            6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                            5.26       5.00          4.25
$50,000 but less than $100,000. .                              4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                             3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                              3.63       3.50          2.75
$250,000 but less than $500,000 .                              2.56       2.50          2.00
$500,000 but less than $750,000 .                              2.04       2.00          1.60
$750,000 but less than $1 million                              1.52       1.50          1.20
$1 million or more. . . . . . . .                none    none   (see below)
------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                       Capital World Bond Fund - Page 26

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies as determined by a Vice President or Senior Vice President of the Capital Research and Management Company Fund Administration and Compliance Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.


                       Capital World Bond Fund - Page 27

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



 CONTINGENT DEFERRED SALES CHARGE ON
       SHARES SOLD WITHIN YEAR               AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                  1                                     5.00%
                  2                                     4.00%
                  3                                     4.00%
                  4                                     3.00%
                  5                                     2.00%
                  6                                     1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


                       Capital World Bond Fund - Page 28

For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.


                       Capital World Bond Fund - Page 29

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or


                       Capital World Bond Fund - Page 30

     . endowments or foundations established and controlled by you or your immediate family.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.


                       Capital World Bond Fund - Page 31

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B AND C SHARES - Any CDSC on Class B and C shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% SWP limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

Dividend and capital gain distributions, redemptions of appreciated shares, redemptions through SWPs, and required minimum distributions in excess of 12% of an account value will not qualify for a CDSC waiver.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. An IRA rollover involving


                       Capital World Bond Fund - Page 32
plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in Class A shares at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


                       Capital World Bond Fund - Page 33

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Boards. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union


                       Capital World Bond Fund - Page 34
          that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     - Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -  Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


                       Capital World Bond Fund - Page 35

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the previous business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),


                       Capital World Bond Fund - Page 36

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


                       Capital World Bond Fund - Page 37

AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


                       Capital World Bond Fund - Page 38

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended September 30, 2001, 2000 and 1999, amounted to $287,000, $56,000 and $880,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, CIT Group, Inc. was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held debt securities of CIT Group, Inc. in the amount of $3,249,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $451,000 for Class A shares and $4,000 for Class B shares for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for


                       Capital World Bond Fund - Page 39
the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $14.63
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $15.20


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 5.23% based on a 30-day (or one month) period ended September 30, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.


                       Capital World Bond Fund - Page 40

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended September 30, 2001 were 2.21%, 1.69% and 5.20%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended September 30, 2001 were 6.18%, 2.47% and 5.61%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


In addition, investments in certain currency contracts may affect the fund's distribution rate. The Internal Revenue Service requires funds to recognize as ordinary income certain realized


                       Capital World Bond Fund - Page 41
currency gains on non-U.S. currency transactions and to distribute such amounts as dividends to shareholders. Conversely, realized currency losses must be recognized as ordinary losses and reflected by reductions in dividends. Because such adjustments affect a fund's distribution rate calculations, a fund's distribution rate may be greater (if there is a net currency gain) or lesser (if there is a net currency loss) than its SEC yield. In addition, because of special tax treatment, certain other transactions may result in differences between the SEC yield and distribution rate. For example, unrealized gains on certain open forward currency contracts are required to be recognized as income and distributed as dividends (and are therefore included in the distribution rate but are not included in the SEC yield).


                       Capital World Bond Fund - Page 42

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                       Capital World Bond Fund - Page 43

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term debt securities of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBBAn obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


                       Capital World Bond Fund - Page 44

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                       Capital World Bond Fund - Page 45

Capital World Bond Fund
Investment Portfolio, September 30, 2001


                                                                               Shares
                                                                        or Principal       Market  Percent
                                                                               Amount       Value   of Net
Bonds and Notes                                                                 (000)       (000)   Assets
EURO
German Government:
 5.00% 2002                                                                Euro 6,500   US$ 6,012
 7.25% 2002                                                                      5,850       5,528
 8.00% 2002                                                                      6,641       6,255
 7.125% 2003                                                                     4,908       4,669
 7.50% 2004                                                                      4,695       4,721
 6.50% 2005                                                                      8,000       7,961
 6.875% 2005                                                                     4,974       4,983
 6.00% 2006                                                                      1,800       1,763
 6.00% 2007                                                                        600         591
 5.25% 2008                                                                      6,751       6,403
 4.75% 2009                                                                      2,000       1,709
 5.25% 2010                                                                      3,550       3,344
 5.375% 2010                                                                     1,750       1,659
 7.00% 2011                                                                        500         462
 6.25% 2030                                                                      4,750       4,750   14.90%
Greece (Republic of):
 8.90% 2004                                                                      1,761       1,796
 8.80% 2007                                                                      9,728      10,631
 8.60% 2008                                                                      5,664       6,225
 7.50% 2013                                                                      1,886       2,014     5.06
Bayerische Vereinsbank:
 5.00% 2008                                                                      2,000       1,843
 5.50% 2008                                                                      9,226       8,750     2.59
French Government:
 4.50% 2003                                                                      1,150       1,064
 OAT 5.25% 2008                                                                  1,906       1,805
 OAT 0% 2019                                                                    15,500       5,108     1.95
Netherlands Government:
 5.75% 2002                                                                      4,350       4,035
 3.75% 2009                                                                      1,595       1,356
 5.50% 2028                                                                        250         225     1.38
Italian Government BTPS:
 6.00% 2007                                                                      3,744       3,662
 5.00% 2008                                                                      2,000       1,855     1.35
Spanish Government:
 6.00% 2008                                                                      3,486       3,403
 6.15% 2013                                                                      1,503       1,477     1.20
Rheinische Hypothekenbank Eurobond 4.25% 2008                                    3,000       2,637      .65
Finland (Republic of) 5.75% 2011                                                 1,000         960      .24
Corporacion Andina de Fomento 4.75% 2004                                         1,000         909      .22
General Motors Acceptance Corp. 5.75% 2006                                       1,000         905      .22
PTC International Finance II SA 11.25% 2009                                      1,000         831      .20
Antenna TV S.A. 9.75% 2008                                                       1,000         774      .19
AXA 6.75% subordinated notes 2020 (1)                                              830         767      .19
British Telecommunications PLC 6.875% 2011                                         750         717      .18
HSBC Capital Funding LP 8.03% noncumulative                                        500         497      .12
 preferred (undated) (1)
France Telecom, S.A. 7.00% 2008 (1)                                                500         463      .12
Standard Chartered Bank 8.16%                                                      500         455      .11
 Eurodollar notes (undated) (1)
                                                                                           125,974    30.87

GERMAN MARKS
Ford Motor Credit Co. 5.25% 2008                                            DM 21,275        9,431     2.31
Telstra Corp. Ltd. 5.125% 2008                                                   2,250       1,018      .25
                                                                                            10,449     2.56

JAPANESE YEN
International Bank for Reconstruction
 and Development:
 4.50% 2003                                                               Yen 484,000        4,324
 4.75% 2004                                                                    400,000       3,847     2.00
Japanese Government:
 0.90% 2008                                                                    605,000       5,071
 1.90% 2010                                                                    260,000       2,299     1.80
Spain (Kingdom of) 3.11% 2006                                                  555,000       5,274     1.29
KfW International Finance Inc. 1.00% 2004                                      520,000       4,477     1.10
General Motors Acceptance Corp. 0.179% 2002 (1)                                486,000       4,061     1.00
SHL 1999-1 Corp. Ltd.:
 Class A1, 0.461% 2024 (1) (2)                                                  29,501         248
 Class A2, 0.761% 2024 (1)                                                     130,000       1,091
 Class A3, 2.09% 2024                                                          250,000       2,123      .85
Fannie Mae 2.125% 2007                                                         350,000       3,199      .78
Ontario (Province of) 1.875% 2010                                              325,000       2,897      .71
Hellenic Republic 2.90% 2007                                                   230,000       2,154      .53
                                                                                            41,065    10.06

NEW ZEALAND DOLLARS
New Zealand Government:
 8.00% 2004                                                                 NZ$ 6,500        2,797
 8.00% 2006                                                                      3,000       1,323
 7.00% 2009                                                                      8,725       3,693
 4.95% 2016 (3)                                                                 17,890       7,114     3.66
Fannie Mae 7.25% 2002                                                            7,750       3,192      .78
Canadian Government 6.625% 2007                                                  7,500       3,063      .75
                                                                                            21,182     5.19

DANISH KRONER
Nykredit: (2)
 6.00% 2029                                                                DKr 55,420        6,663
 7.00% 2029                                                                     15,103       1,887     2.09
Denmark (Kingdom of):
 8.00% 2003                                                                     10,000       1,300
 7.00% 2004                                                                      6,000         793
 5.00% 2005                                                                     21,000       2,627
 7.00% 2007                                                                      5,000         690
 6.00% 2009                                                                      2,800         369     1.42
Danske Kredit: (2)
 6.00% 2029                                                                     25,401       3,054
 7.00% 2029                                                                      7,668         957      .98
                                                                                            18,340     4.49

AUSTRALIAN DOLLARS
News America Holdings Inc. 8.625% 2014                                       A$ 9,000        4,572     1.12
Australian Government:
 10.00% 2002                                                                       550         287
 6.75% 2006                                                                      2,000       1,066
 10.00% 2006                                                                     1,000         593
 8.75% 2008                                                                      1,500         886      .70
New South Wales Treasury Corp. 7.00% 2004                                        2,000       1,035      .25
                                                                                             8,439     2.07

BRITISH POUNDS
United Kingdom 7.25% 2007                                                Pounds 1,250        2,064      .51
Royal Bank of Scotland 8.375% 2007                                               1,000       1,647      .40
Halifax Building Society 11.00% 2014                                               600       1,241      .30
                                                                                             4,952     1.21

POLISH ZLOTY
Polish Government:
 8.50% 2004                                                                   PLZ 900          190
 8.50% 2005                                                                     21,475       4,451     1.14
                                                                                             4,641     1.14

CANADIAN DOLLARS
Canadian Government:
 7.25% 2003                                                                  C$ 2,500        1,681
 7.25% 2007                                                                        350         248      .47
Lindsey Morden Group Inc., Series B, 7.00%                                       4,115       1,694      .42
 2008 (4) (5)
                                                                                             3,623      .89

NORWEGIAN KRONER
Norwegian Government 6.75% 2007                                            NOK 28,700        3,308      .81

SOUTH AFRICAN RANDS
South Africa (Republic of) 13.00% 2010                                     ZAR 14,500        1,820      .45

SWEDISH KRONOR
Stadshypotek AB 5.50% 2008                                                 SKr 12,000        1,078      .27
Swedish Government 6.00% 2005                                                    5,000         490      .12
                                                                                             1,568      .39

TURKISH LIRA
Turkish Treasury Bill:
 0% 2001                                                                  TRL 426,000          247
 0% 2002                                                                       829,278         412      .16
                                                                                               659      .16

HUNGARY FORINT
Hungarian Government 9.50% 2002                                           HUF 140,000          495      .12

U.S. DOLLAR
U.S. Treasury Obligations:
 6.25% 2002                                                                      4,850       4,927
 5.50% 2003                                                                      1,000       1,039
 6.50% 2005                                                                        800         879
 6.50% 2005                                                                        700         771
 6.875% 2006                                                                     1,000       1,126
 7.00% 2006                                                                        950       1,076
 3.375% 2007 (3)                                                                 1,121       1,153
 6.125% 2007                                                                     1,345       1,481
 6.25% 2007                                                                      1,095       1,210
 3.625% 2008 (3)                                                                   297         308
 5.625% 2008                                                                     1,800       1,936
 6.00% 2009                                                                      3,750       4,122
 5.75% 2010                                                                      1,800       1,949
 6.50% 2010                                                                        635         720
 7.50% 2016                                                                      1,500       1,846
 8.875% 2019                                                                     1,500       2,094
 6.125% 2027                                                                       750         816
 3.625% 2028 (3)                                                                 2,827       2,916
 5.25% 2028                                                                      2,085       2,013     7.94
United Mexican States Government Eurobonds, Global:
 9.875% 2010                                                                     2,650       2,835
 8.375% 2011                                                                     2,500       2,475     1.30
Fannie Mae:
 6.00% 2008                                                                      1,000       1,067
 5.25% 2009                                                                      1,700       1,731
 6.25% 2029                                                                      1,100       1,114
 Series 2001-4, Class GA, 10.018% 2025 (1) (2)                                     188         207     1.01
Government National Mortgage Assn.: (2)
8.50% 2021                                                                         144         153
6.50% 2029                                                                       1,307       1,336
7.00% 2029                                                                       1,354       1,405      .71
Fox Family Worldwide, Inc. 0%/10.25% 2007 (6)                                    2,500       2,350      .58
Century Communications Corp. 0% 2003                                             1,000         840
Adelphia Communications Corp.:
 8.375% 2008                                                                     1,000         840
 10.25% 2011                                                                       750         656      .57
Russian Federation:
 8.25% 2010                                                                        250         189
 5.00% 2030 (1)                                                                  4,350       1,990      .53
Development Bank of Singapore Ltd.: (4)
 7.875% 2010                                                                     1,250       1,333
 7.125% 2011                                                                       800         821      .53
Bulgaria (Republic of): (1)
 4.563% 2011                                                                       743         577
 Front Loaded Interest Reduction Bond, 4.539% 2012                               1,950       1,547      .52
TELUS Corp.:
 7.50% 2007                                                                      1,500       1,573
 8.00% 2011                                                                        500         532      .52
Panama (Republic of):
 9.625% 2011                                                                     1,000         997
 10.75% 2020                                                                       750         767
 8.875% 2027                                                                       325         287      .50
Skandinaviska Enskilda Banken AB 6.875% 2009                                     2,000       2,045      .50
Dobson/Sygnet Communications Co. 12.25% 2008                                     1,000       1,040
Dobson Communications Corp.: (7) (8)
 12.25% exchangeable preferred, redeemable 2008                            530 shares          501
 13.00% senior echangeable preferred stock 2009                                    533         501      .50
Charter Communications Holdings, LLC 11.125% 2011                           US$ 2,000        2,035      .50
Crown Castle International Corp.:
 0%/10.625% 2007 (6)                                                             1,700       1,326
 0%/10.375% 2011 (6)                                                               450         256
 12.75% senior exchangeable preferred 2010 (7) (8)                         547 shares          416      .49
Vodafone AirTouch PLC 7.75% 2010                                            US$ 1,800        1,973      .48
Komercni Banka, AS 9.00%/10.75% 2008 (1) (4)                                     1,900       1,962      .48
Airplanes Pass Through Trust, Series 1,                                          2,472       1,856      .46
 Class C, 8.15% 2019 (2)
Nabisco, Inc. 6.375% 2035 (1)                                                    1,745       1,808      .44
Premier Parks Inc.:
 9.75% 2007                                                                        750         709
 0%/10.00% 2008 (6)                                                                750         585
Six Flags, Inc. 9.50% 2009                                                         500         490      .44
Allied Waste North America, Inc.:
 8.875% 2008 (4)                                                                   250         254
 10.00% 2009                                                                     1,500       1,500      .43
SpectraSite Holdings, Inc., Series B:
 0%/12.00% 2008 (6)                                                              2,000         860
 0%/12.875% 2010 (6)                                                             1,750         481
 10.75% 2010                                                                       250         165
 12.50% 2010                                                                       250         179      .41
Household Finance Corp. 6.40% 2008                                               1,500       1,531      .38
Georgia-Pacific Corp.:
 7.50% 2006                                                                        250         253
 8.125% 2011                                                                     1,000       1,003
Fort James Corp. 6.875% 2007                                                       250         242      .37
Rite Aid Corp.:
 6.875% 2013                                                                       475         344
 7.70% 2027                                                                        450         329
 6.875% 2028 (4)                                                                 1,075         720      .34
Omnipoint Corp. 11.50% 2009 (4) (5)                                                500         566
Deutsche Telekom International Finance                                             750         813      .34
 BV 8.00% 2010
Clear Channel Communications, Inc. 7.65% 2010                                    1,250       1,318      .32
J.C. Penney Co., Inc.:
 7.05% 2005                                                                        500         460
 6.875% 2015                                                                       500         400
 8.25% 2022 (2)                                                                    500         420      .31
Aurora Foods Inc., Series B, 9.875% 2007                                         1,500       1,275      .31
Ameristar Casinos, Inc. 10.75% 2009                                              1,250       1,275      .31
American Media Operations, Inc. 10.25% 2009                                      1,250       1,269      .31
Container Corp. of America 9.75% 2003                                              750         754
Stone Container Corp. 9.75% 2011                                                   500         510      .31
Salton/Maxim Housewares, Inc. 10.75% 2005                                        1,500       1,185      .29
Cumulus Media Inc. 13.75% preferred 2009 (7)  (8)                        1,312 shares        1,181      .29
Ukraine Government 11.00% 2007 (2)                                          US$ 1,363        1,127      .28
British Telecommunications PLC:
 8.125% 2010                                                                       500         553
 8.625% 2030                                                                       500         566      .27
Edison Mission Energy 7.73% 2009                                                 1,200       1,098      .27
Centennial Cellular Corp. 10.75% 2008                                            1,250       1,081      .26
Litigation Settlement Monetized Fee Trust,                                       1,000       1,066      .26
 Series 2001-1A, Class A-2 10.98% 2031 (2) (4)
Hard Rock Hotel, Inc., Series B, 9.25% 2005                                      1,250       1,062      .26
American Tower Corp., 9.375% 2009                                                1,250       1,063      .26
Sinclair Capital 11.625% preferred                                      12,500 shares        1,063      .26
Univision Communications Inc. 7.85% 2011 (4)                                US$ 1,000        1,035      .25
Hollywood Casino Corp. 11.25% 2007                                               1,000       1,030      .25
General Motors Acceptance Corp. 7.25% 2011                                       1,000       1,018      .25
Printpack, Inc. 10.625% 2006                                                     1,000       1,000      .25
Gray Communications Systems, Inc. 10.625% 2006                                   1,000         980      .24
TransWestern Publishing Co. LLC 9.625% 2007                                      1,000         980      .24
Nextel Partners, Inc.:
 0%/14.00% 2009 (6)                                                              1,798         809
 11.00% 2010                                                                       250         158      .24
Sun Media Corp. 9.50% 2007                                                       1,000         954      .23
Brazil (Federal Republic of):
 Bearer 8.00% 2014 (8)                                                             862         583
 11.00% 2040                                                                       550         361      .23
Boyd Gaming Corp.:
 9.25% 2003                                                                        500         490
 9.50% 2007                                                                        500         450      .23
Riverwood International Corp. 10.875% 2008                                       1,000         930      .23
ACME Television, LLC, Series A, 10.875% 2004                                     1,000         915      .22
Eldorado Resorts LLC 10.50% 2006                                                 1,000         890      .22
SBA Communications Corp. 0%/12.00% 2008 (6)                                      1,250         863      .21
Cricket Communications, Inc. 8.50% 2007 (1)                                         55          36
Leap Wireless International, Inc. 12.50% 2010                                    1,250         813      .21
Dominican Republic 9.50% 2006 (4)                                                  850         827      .20
Solectron Corp.:
 0% LYON convertible notes 2020                                                  1,000         505
 0% LYON convertible notes 2020                                                    750         308      .20
Micron Technology, Inc. 6.50% 2005 (4)                                           1,000         810      .20
State of Qatar 9.75% 2030 (4)                                                      750         810      .20
Argosy Gaming Co. 10.75% 2009                                                      750         803      .20
DaimlerChrysler North America Holding Corp.                                        750         785      .19
 7.75% 2011
CFW Communications Co. 13.00% 2010                                               1,000         780      .19
Ford Motor Credit Co. 7.375% 2011                                                  750         769      .19
TeleCorp PCS, Inc. 10.625% 2010                                                    750         664      .16
TeleWest PLC 9.875% 2010                                                         1,000         620      .15
Structured Asset Securities Corp., Series                                          538         583      .14
 1998-RF2, Class A, 8.531% 2027 (1) (2) (4)
Reliance Industries Ltd. 8.125% 2005                                               550         579      .14
Levi Strauss & Co. 11.625% 2008                                                    750         551      .14
CenturyTel, Inc., Series H, 8.375% 2010                                            500         544      .13
France Telecom 8.00% 2011 (1) (4)                                                  500         537      .13
L.A. Arena Funding, LLC, Series 1, Class A,                                        500         536      .13
 7.656% 2026 (4)
Pemex Project Funding Master Trust,                                                500         520      .13
 Series A, 9.125% 2010 (4)
El Paso Corp. 6.95% 2007                                                           500         516      .13
American Airlines, Inc. 7.858% 2011 (4)                                            500         514      .13
Key3Media Group, Inc. 11.25% 2011                                                  750         514      .13
Delta Air Lines, Inc., Series 2000-1, 7.57% 2010                                   500         510      .13
Malaysia 7.50% 2011                                                                500         508      .13
Williams Companies, Inc. 7.625% 2019                                               500         498      .12
Federated Department Stores, Inc. 6.625% 2011                                      500         478      .12
Waste Management, Inc. 7.375% 2010                                                 200         212
WMX Technologies, Inc. 7.10% 2026                                                  250         260      .12
Comcast UK Cable Partners Ltd. 11.20% 2007                                         500         342
NTL Communications Corp., Series B, 11.875% 2010                                   250         125      .11
KSL Recreation Group, Inc. 10.25% 2007                                             500         465      .11
Hyundai Semiconductor America, Inc. 8.625% 2007 (4)                              1,000         454      .11
Telemundo Holdings, Inc., Series A,                                                500         420      .10
 0%/11.50% 2008 (6)
Young Broadcasting Inc.:
 9.00% 2006                                                                        250         208
 10.00% 2011 (4)                                                                   250         200      .10
Turkey (Republic of) 11.875% 2030                                                  500         406      .10
Croatian Government, Series A, 4.529% 2010 (1)                                     409         397      .10
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                        250         188
 8.75% 2011                                                                        250         182      .09
LSI Logic Corp. 4.00% convertible                                                  420         336      .08
 subordinated notes 2005
Argentina (Republic of) Eurobond 6.00% 2023 (1)                                    500         290      .07
Harrahs Operating Inc., 7.125% 2007 (4)                                            300         290      .07
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                       375         270      .07
TranSwitch Corp. 4.50% convertible notes 2005                                      380         268      .07
American Electric Power Co., Inc.,                                                 250         258      .06
 Series A, 6.125% 2006
Hanvit Bank 11.75% 2010 (1)                                                        250         257      .06
MGM Mirage Inc. 8.50% 2010                                                         250         241      .06
Vitesse Semiconductor Corp. 4.00% convertible                                      280         227      .06
 subordinated debentures 2005
TriQuint Semiconductor, Inc. 4.00% convertible                                     280         217      .05
 subordinated notes 2007
Standard Chartered Bank 8.00% 2031 (4)                                             215         212      .05
Williams Communications Group, Inc. 11.70% 2008                                    425         179      .04
Saks Inc. 7.375% 2019                                                              150          86      .02
                                                                                           141,827    34.75

TOTAL BONDS AND NOTES (cost: $442,685,000)                                                 388,342    95.16


EQUITY-RELATED SECURITIES
WARRANTS
GT Group Telecom Inc., warrants, expire 2010                             1,000 shares            4      .00
 (Canada) (4) (5) (7)
NTELOS, Inc., warrants, expire 2010 (5) (7)                                      1,000           0      .00
                                                                                                 4      .00

TOTAL EQUITY-RELATED SECURITIES (cost: $54,000)                                                  4      .00


                                                                            Principal      Market  Percent
                                                                               Amount       Value   of Net
Short-Term Securities                                                           (000)       (000)   Assets

Corporate Short-Term Notes
Corporate Asset Funding Co., Inc. 3.50%                                          7,300       7,292     1.79
 due 10/12/01 (4)
CIT Group, Inc. 3.45% due 10/1/01                                                3,250       3,249      .79
Royal Bank of Canada 3.50% due 10/5/01                                           1,400       1,399      .34
Westpac Trust Securities NZ Ltd. 3.50% due 10/5/01                                 400         400      .10
                                                                                            12,340     3.02

Federal Agency Discount Notes
Fannie Mae 3.66% due 10/4/01                                                     1,600       1,599      .39


TOTAL SHORT-TERM SECURITIES (cost: $13,939,000)                                             13,939     3.41


TOTAL INVESTMENT SECURITIES (cost: $456,678,000)                                           402,285    98.57
Excess of cash and receivables over payables                                                 5,820     1.43

NET ASSETS                                                                                $408,105  100.00%

(1) Coupon rate may change periodically.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Purchased in a private placement transaction;
    resale may be limited to qualified
    institutional buyers; resale to public
    may require registration.
(5) Valued under procedures established by the Board of Directors.
(6) Step bond; coupon rate will increase at a later date.
(7) Non-income-producing security.
(8) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.


See Notes to Financial Statements

Capital World Bond Fund
Financial statements

Statement of assets and liabilities
at September 30, 2001                                                    (dollars in      thousands)
Assets:
Investment securities at market
 (cost: $456,678)                                                                           $402,285
Cash                                                                                              83
Receivables for -
 Sales of investments                                                         $3,286
 Sales of fund's shares                                                          589
 Forward currency contracts - net                                              2,422
 Dividends and interest                                                        8,718
 Other                                                                            33          15,048
                                                                                             417,416
Liabilities:
Payables for -
 Purchases of investments                                                      3,223
 Repurchases of fund's shares                                                  1,087
 Forward currency contracts - net                                              4,632
 Management services                                                             192
 Other expenses                                                                  177           9,311
Net assets at September 30, 2001                                                            $408,105

 Total authorized capital stock -
 200,000,000 shares, $.001 par value
 Class A shares:
  Net assets                                                                                $398,533
  Shares outstanding                                                                      27,235,280
  Net asset value per share                                                                   $14.63
 Class B shares:
  Net assets                                                                                  $4,421
  Shares outstanding                                                                         303,100
  Net asset value per share                                                                   $14.59
 Class C shares:
  Net assets                                                                                  $1,688
  Shares outstanding                                                                         116,090
  Net asset value per share                                                                   $14.54
 Class F shares:
  Net assets                                                                                  $3,463
  Shares outstanding                                                                         237,330
  Net asset value per share                                                                   $14.59



Statement of operations
for the year ended September 30, 2001                                    (dollars in      thousands)
Investment income:
Income:
 Interest                                                                    $26,549
 Dividends                                                                        73         $26,622

Expenses:
 Management services fee                                                       2,605
 Distribution expenses - Class A                                                 966
 Distribution expenses - Class B                                                  27
 Distribution expenses - Class C                                                   3
 Distribution expenses - Class F                                                   2
 Transfer agent fee - Class A                                                    451
 Transfer agent fee - Class B                                                      4
 Administrative services fees - Class C                                            2
 Administrative services fees - Class F                                            3
 Reports to shareholders                                                          77
 Registration statement and prospectus                                           113
 Postage, stationery and supplies                                                 76
 Directors' fees                                                                  12
 Auditing and legal fees                                                          65
 Custodian fee                                                                   116
 Taxes other than federal income tax                                              14
 Other expenses                                                                    7           4,543
Net investment income                                                                         22,079

Realized loss and unrealized
 appreciation on investments:
Net realized loss                                                                            (13,888)
Net unrealized appreciation (depreciation) on:
 Investments                                                                  18,073
 Open forward currency contracts                                              (1,946)
  Net unrealized appreciation                                                                 16,127
 Net realized loss and
  unrealized appreciation
  on investments                                                                               2,239
Net increase in net assets resulting
 from operations                                                                             $24,318




Statement of changes in net assets                                       (dollars in      thousands)

                                                                          Year ended
                                                                        September 30
                                                                                 2001            2000
Operations:
Net investment income                                                        $22,079         $22,547
Net realized loss on investments                                             (13,888)         (3,578)
Net unrealized appreciation (depreciation)
 on investments                                                               16,127         (38,602)
 Net increase (decrease) in net assets
  resulting from operations                                                   24,318         (19,633)
Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
 Class A                                                                     (11,089)        (20,142)
 Class B                                                                         (40)             (6)
 Class C                                                                          (1)              -
 Class F                                                                          (9)              -
Distributions from net realized gain on investments:
 Class A                                                                           -          (2,356)
  Total dividends and distributions                                          (11,139)        (22,504)

Capital share transactions:
Proceeds from shares sold                                                     79,380          98,853
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                             9,800          19,886
Cost of shares repurchased                                                  (112,012)       (212,632)
 Net decrease in net assets resulting
  from capital share transactions                                            (22,832)        (93,893)
Total decrease in net assets                                                  (9,653)       (136,030)

Net assets:
Beginning of year                                                            417,758         553,788
End of year (including
 undistributed
 net investment income: $2,370 and $3,624
 respectively)                                                              $408,105        $417,758


See notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States of America.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2001, non-U.S. taxes paid were $26,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $11,019,000 for the year ended September 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of September 30, 2001, the cost of investment securities, excluding forward currency contracts, for book and federal income tax reporting purposes was $456,678,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $54,393,000; $5,377,000 related to appreciated securities and $59,770,000 related to depreciated securities. For the year ended September 30, 2001, the fund realized tax basis net capital losses of $2,410,000. The fund had available at September 30, 2001, a net capital loss carryforward totaling $2,410,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 2002, the recognition of net capital losses totaling $2,886,000 and net losses relating to non-U.S. currency transactions totaling $11,421,000 which were realized during the period November 1, 2000 through September 30, 2001. Net losses related to non-U.S. currency transactions of $796,000 are treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $2,605,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.65% per annum of the first $500 million of daily net assets decreasing to 0.50% of such assets in excess of $1 billion. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.642% of average daily net assets. Effective September 1, 2001, CRMC voluntarily reduced management fees to 0.57% of the first $1 billion of daily net assets and 0.50% of such assets in excess of $1 billion. As a result, fees were reduced by $27,000.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended September 30, 2001, aggregate distribution expenses were $966,000, equivalent to an annualized rate of 0.24% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended September 30, 2001, aggregate distribution expenses were $27,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended September 30, 2001, aggregate distribution expenses were $3,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended September 30, 2001, aggregate distribution expenses were $2,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $89,000.

AFD received $134,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended September 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $455,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $35,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended September 30, 2001, total fees under the agreement were $5,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $1,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30,2001, the cumulative amount of these liabilities was $29,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $234,127,000 and $245,897,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $116,000 includes $9,000 that was paid by these credits rather than in cash.

For the year ended September 30, 2001, the fund reclassified $12,194,000 from undistributed net investment income to undistributed net realized gains to reflect permanent differences between book and tax reporting.

As of  September 30, 2001, net assets consisted of the following:

                                                             dollars in thousands
Capital paid in on shares of capital stock                               $465,886
Undistributed net investment income                                         2,370
Accumulated net realized loss                                              (5,296)
Net unrealized depreciation                                               (54,855)
Net assets                                                               $408,105

Capital share transactions in the fund were as follows:

                                                                        Year ended
                                                                 September 30, 2001
                                                                       Amount (000)           Shares
Class A shares:
  Sold                                                             $         70,607        4,891,985
  Reinvestment of dividends and distributions                                 9,756          685,914
  Repurchased                                                              (111,323)      (7,753,199)
   Net decrease in Class A                                                  (30,960)      (2,175,300)
Class B shares: (1)
  Sold                                                                        3,400          236,087
  Reinvestment of dividends and distributions                                    35            2,454
  Repurchased                                                                  (414)         (28,681)
   Net increase in Class B                                                    3,021          209,860
Class C shares: (2)
  Sold                                                                        1,862          128,890
  Reinvestment of dividends and distributions                                     1               98
  Repurchased                                                                  (185)         (12,898)
   Net increase in Class C                                                    1,678          116,090
Class F shares: (2)
  Sold                                                                        3,511          243,015
  Reinvestment of dividends and distributions                                     8              580
  Repurchased                                                                   (90)          (6,265)
   Net increase in Class F                                                    3,429          237,330
Total net decrease in fund                                         $        (22,832)      (1,612,020)


                                                                        Year ended
                                                                 September 30, 2000
                                                                       Amount (000)           Shares
Class A shares:
  Sold                                                             $         97,450        6,644,172
  Reinvestment of dividends and distributions                                19,880        1,342,437
  Repurchased                                                              (212,558)     (14,506,069)
   Net decrease in Class A                                                  (95,228)      (6,519,460)
Class B shares: (1)
  Sold                                                                        1,403           98,094
  Reinvestment of dividends and distributions                                     6              375
  Repurchased                                                                   (74)          (5,229)
   Net increase in Class B                                                    1,335           93,240
Class C shares: (2)
  Sold                                                                          -                -
  Reinvestment of dividends and distributions                                   -                -
  Repurchased                                                                   -                -
   Net increase in Class C                                                      -                -
Class F shares: (2)
  Sold                                                                          -                -
  Reinvestment of dividends and distributions                                   -                -
  Repurchased                                                                   -                -
   Net increase in Class F                                                      -                -
Total net decrease in fund                                         $        (93,893)      (6,426,220)

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were not
 offered before March 15, 2001.

At September 30, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                                                                     U.S.
                                                                            Valuations at
                                               Contract                     September 30,
                                                 Amount                               2001
                                               --------        --------          --------          --------
Non-U.S.                                                                                         Unrealized
Currency                                                                                     (Depreciation)
Contracts                                      Non-U.S.            U.S.            Amount      Appreciation
--------------------------                     --------        --------          --------          --------
Purchases:
 Australian Dollars
  expiring 11/20/2001 to            A$        5,361,000     $ 2,787,289       $ 2,634,869          (152,420)
  12/31/2001

 Canadian Dollars
  expiring 11/08/2001 to            C$        4,355,000     $ 2,846,021       $ 2,755,250           (90,771)
  11/19/2001

 Euros
  expiring 11/07/2001 to          Euro        3,806,000       3,385,170         3,456,416            71,246
   2/22/2002
                                                               --------          --------          --------
                                                              9,018,480         8,846,535          (171,945)
                                                               --------          --------          --------
Sales:
 Danish Kroner
  expiring 11/09/2001              DKr       55,000,000       6,216,445         6,723,456          (507,011)

 Euros
  expiring 12/13/2001             Euro          500,000         451,800           454,447            (2,647)

 Japanese Yen
  expiring 1/04/2002               Yen      368,395,000       3,095,184         3,114,154           (18,970)

 Norwegian Kroner
  expiring 01/30/2002              NOK       14,000,000       1,513,639         1,554,575           (40,936)

 New Zealand Dollars
  expiring 11/08/2001 to           NZ$       11,825,000       5,023,330         4,784,706           238,624
  12/31/2001

                                                               --------          --------          --------
                                                             16,300,398        16,631,338          (330,940)
                                                               --------          --------          --------

Forward currency contracts                                                                        $(502,885)
 - net                                                                                             ========

CLASS B, CLASS C AND CLASS F
Average annual compound returns for periods
 ended September 30, 2001:
                                                                 One      Life of
                                                                Year        Class
CLASS B SHARES
Reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%, payable
only if shares are sold within six years
of purchase                                                   +0.34%   -0.71% (1)
Not reflecting CDSC                                           +5.34%   +1.85% (1)

CLASS C SHARES
Reflecting applicable CDSC, maximum of 1%,
payable only if shares are sold within
one year of purchase                                               -   -0.42% (2)
Not reflecting CDSC                                                -   +0.58% (2)

CLASS F SHARES
Not reflecting annual asset-based fee                              -   +1.18% (2)
charged by sponsoring firm

(1) From March 15, 2000, when Class B shares first became available.
(2) From March 15, 2001 when Class C and Class
F shares first became available.

Per-share data and ratios

                                                                          Class A
                                                                       Year ended
                                                                     September 30
                                                                              2001              2000     1999
Net asset value, beginning of year                                         $14.16            $15.41   $16.32
 Income from investment operations :
  Net investment income                                                   .79 (1)           .68 (1)      .84
  Net gains (losses) on securities                                        .07 (1)        (1.26) (1)     (.88)
 (both realized and unrealized)
   Total from investment operations                                           .86              (.58)    (.04)
 Less distributions :
  Dividends (from net investment income)                                     (.39)             (.60)    (.55)
  Distributions (from capital gains)                                            -              (.07)    (.32)
  Distributions (from currency gains)                                           -                 -        -
   Total distributions                                                       (.39)             (.67)    (.87)
Net asset value, end of year                                               $14.63            $14.16   $15.41
Total return (2)                                                             6.18%           (3.89)%   (.32)%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                       $399              $416     $554
 Ratio of expenses to average net assets                                     1.12%             1.12%    1.08%
 Ratio of net income to average net assets                                   5.46%             4.66%    4.66%

                                                                       Year ended
                                                                     September 30
                                                                              1998              1997
Net asset value, beginning of year                                         $16.40            $16.86
 Income from investment operations :
  Net investment income                                                       .43               .88
  Net gains (losses) on securities                                            .57              (.16)
 (both realized and unrealized)
   Total from investment operations                                          1.00               .72
 Less distributions :
  Dividends (from net investment income)                                     (.80)             (.95)
  Distributions (from capital gains)                                         (.28)                -
  Distributions (from currency gains)                                           -              (.23)
   Total distributions                                                      (1.08)            (1.18)
Net asset value, end of year                                               $16.32            $16.40
Total return (2)                                                             6.42%             4.38%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                       $645              $758
 Ratio of expenses to average net assets                                     1.06%             1.07%
 Ratio of net income to average net assets                                   5.15%             5.21%




                                                                          Class B
                                                                             Year
                                                                            ended       March 15 to
                                                                   September 30,     September 30,
                                                                             2001          2000 (3)
Net asset value, beginning of period                                       $14.12            $14.74
 Income from investment operations :
  Net investment income (1)                                                   .71               .28
  Net gains (losses) on securities                                            .04              (.63)
(both realized and unrealized) (1)
   Total from investment operations                                           .75              (.35)
 Less distributions :
  Dividends (from net investment income)                                     (.28)             (.27)

Net asset value, end of period                                             $14.59            $14.12
Total return (2)                                                             5.34%           (2.34)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                       $4                $1
 Ratio of expenses to average net assets                                     1.85%        1.81% (4)
 Ratio of net income to average net assets                                   4.92%        3.99% (4)


                                                                          Class C           Class F

                                                                      March 15 to       March 15 to
                                                                   September 30,     September 30,
                                                                         2001 (3)          2001 (3)
Net asset value, beginning of period                                       $14.50            $14.50
 Income from investment operations :
  Net investment income (1)                                                   .42               .50
  Net gains (losses) on securities                                           (.34)             (.33)
(both realized and unrealized) (1)
   Total from investment operations                                           .08               .17
 Less distributions :
  Dividends (from net investment income)                                     (.04)             (.08)

Net asset value, end of period                                             $14.54            $14.59
Total return (2)                                                              .58%             1.18%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                       $2                $3
 Ratio of expenses to average net assets                                1.98% (4)         1.20% (4)
 Ratio of net income to average net assets                              5.34% (4)         6.30% (4)

Supplemental data - all classes

                                                                       Year ended
                                                                     September 30
                                                                              2001              2000     1999
Portfolio turnover rate                                                     61.00%            52.15%  129.25%

                                                                              1998              1997
Portfolio turnover rate                                                    100.92%            79.00%


1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year
 (unless otherwise noted).
4) Annualized.

Independent Auditors' Report
To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Los Angeles, California
November 6, 2001

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                     PART C
                                OTHER INFORMATION
                         CAPITAL WORLD BOND FUND, INC.

ITEM 23. EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 21 filed 3/13/01)
(b) Previously filed (see Post-Effective Amendment No. 15 filed 12/30/97)
(c) Previously filed (see Post-Effective Amendment No. 21 filed 3/13/01)
(d) Previously filed (see Post-Effective Amendment No. 19 filed 3/13/00)
(e) Previously filed (see Post-Effective Amendment No. 21 filed 3/13/01)
(f) None
(g) Form of Global Custody Agreement
(h) Previously filed (see Post-Effective Amendment No. 21 filed 3/13/01)
(i) Previously filed (see Post-Effective Amendment No. 21 filed 3/13/01)
(j) Consent of Independent Auditors
(k) None
(l) Previously filed (see Post-Effective Amendment No. 15 filed 12/30/97)
(m) Previously filed (see Post-Effective Amendment No. 21 filed 3/13/01)
(n) Previously filed (see Post-Effective Amendment No. 21 filed 3/13/01)
(o) None
(p) Previously filed (see Post-Effective Amendment No. 21 filed 3/13/01)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

 None

ITEM 25. INDEMNIFICATION

 Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

ITEM 25. INDEMNIFICATION (CONTINUED)

 Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of that fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

 Subsection (c) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgement in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

 Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (b) and (c) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 2-418 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation, or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 2-418.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                    (2)                  (3)



       NAME AND PRINCIPAL                 POSITIONS AND OFFICES              POSITIONS AND OFFICES

          BUSINESS ADDRESS                  WITH UNDERWRITER                   WITH REGISTRANT



       David L. Abzug                     Vice President                     None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                       Vice President                     None

       1501 N. University, Suite
       227A

       Little Rock, AR 72207



       Robert B. Aprison                  Vice President                     None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                 Vice President                     None



       Steven L. Barnes                   Senior Vice President              None

       5400 Mount Meeker Road

       Suite 1

       Boulder, CO  80301-3508



B      Carl R. Bauer                      Vice President                     None



       Michelle A. Bergeron               Senior Vice President              None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                Regional Vice President            None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                    Senior Vice President              None

       148 E. Shore Ave.

       Groton Long Point, CT 06340



       John A. Blanchard                  Vice President                     None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell                      Senior Vice President              None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                  Senior Vice President              None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                         Vice President                     None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                     Vice President                     None



       Cody Callaway                      Regional Vice President            None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew Carlisle                   Regional Vice President            None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian Carroll                     Regional Vice President            None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                     Vice President                     None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                  Senior Vice President              None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin              Senior Vice President              None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                   Vice President                     None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                     Senior Vice President              None



L      Larry P. Clemmensen                Director                           None



L      Kevin G. Clifford                  Director, President and Co-Chief    None

                                          Executive Officer



H      Cheri Coleman                      Assistant Vice President           None



       Ruth M. Collier                    Senior Vice President              None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                    Vice President                     None



       Carlo O. Cordasco                  Regional Vice President            None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                Vice President                     None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell               Senior Vice President              None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



       William F. Daugherty               Regional Vice President            None

       1216 Highlander Way

       Mechanicsburg, PA 17055



       Guy E. Decker                      Regional Vice President            None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis               Vice President                     None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.              Regional Vice President            None

       91 Church Street

       East Aurora, NY 14052



L      Bruce DePriester                   Senior Vice President              None



       Tom Dickson                        Regional Vice President            None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                 Vice President                     None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                    Senior Vice President              None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                      Senior Vice President              None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                     Director, Executive Vice           None
                                          President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                  Secretary                          Vice President



       Michael J. Dullaghan               Regional Vice President            None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                   Senior Vice President              None



       Robert W. Durbin                   Vice President                     None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                   Senior Vice President              None



       Timothy L. Ellis                   Regional Vice President            None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                      Senior Vice President              None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                    Regional Vice President            None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                   Senior Vice President              None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda Gardner                      Assistant Vice President           None



B      Evelyn K. Glassford                Vice President                     None



       Jeffrey J. Greiner                 Vice President                     None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                 Director                           Chairman and Director



B      Mariellen Hamann                   Vice President                     None



       Derek S. Hansen                    Regional Vice President            None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                    Senior Vice President              None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                    Vice President                     None



       Steve Hipsley                      Regional Vice President            None

       100 Kaydeross Park Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                   Senior Vice President              None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                    Vice President                     None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                Director                           None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                   Senior Vice President              None



       John P. Keating                    Regional Vice President            None

       2285 Eagle Harbor Parkway

       Orange Park, FL 32003



       Dorothy Klock                      Vice President                     None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



H      Dianne L. Koske                    Assistant Vice President



       Andrew R. LeBlanc                  Regional Vice President            None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                      Vice President                     None



       T. Blake Liberty                   Vice President                     None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                       Regional Vice President            None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                     Vice President                     None



I      Kelle Lindenberg                   Assistant Vice President           None



       Louis K. Linquata                  Regional Vice President            None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                 Director                           None



       Stephen A. Malbasa                 Director, Senior Vice              None
                                          President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                   Senior Vice President              None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                  Director, Senior Vice              None
                                          President



L      E. Lee McClennahan                 Senior Vice President              None



       James R. McCrary                   Regional Vice President            None

       963 1st Street, #1

       Hermosa Beach, CA 90254



S      John V. McLaughlin                 Senior Vice President              None



       Terry W. McNabb                    Vice President                     None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott Meade                        Regional Vice President            None

       41 South Road

       Rye Beach, NH 03871



       Monty Moncrief                     Regional Vice President            None

       55 Chandler Creek

       The Woodlands, TX 77381



       William E. Noe                     Vice President                     None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                     Vice President                     None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                      Vice President                     None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                   Regional Vice President            None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                      Regional Vice President            None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                    Regional Vice President            None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                    Regional Vice President            None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                   Senior Vice President              None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                Assistant Vice President           None



       Carl S. Platou                     Vice President                     None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                   Vice President                     None



       Steven J. Reitman                  Senior Vice President              None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                   Vice President                     None

       425 South Pitt Street

       Alexandria, VA 22314



L      Julie D. Roth                      Vice President                     None



L      James F. Rothenberg                Director                           None



       Douglas F. Rowe                    Vice President                     None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey               Vice President                     None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                        Assistant Vice President           None



       Dean B. Rydquist                   Senior Vice President              None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                  Senior Vice President              None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti                Vice President                     None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield               Regional Vice President            None

       201 McIver Street

       Greenville, SC 29601



L      R. Michael Shanahan                Director                           None



       Brad W. Short                      Regional Vice President            None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                     Chairman of the Board and          None

       1000 RIDC Plaza, Suite 212         Co-Chief Executive Officer

       Pittsburgh, PA 15238



       William P. Simon                   Senior Vice President              None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                    Regional Vice President            None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                    Senior Vice President              None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



S      Sherrie L. Snyder-Senft            Vice President                     None



       Anthony L. Soave                   Regional Vice President            None

       8831 Morning Mist Drive

       Clarkston, MI 48348



L      Therese L. Soullier                Assistant Vice President           None



       Nicholas D. Spadaccini             Vice President                     None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo               Assistant Vice President           None



       Daniel S. Spradling                Senior Vice President              None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                      Assistant Vice President           None



LW     Eric H. Stern                      Director                           None



       Brad Stillwagon                    Regional Vice President            None

       2438 Broadmeade Road

       Louisville, KY 40205



B      Max D. Stites                      Vice President                     None



       Thomas A. Stout                    Vice President                     None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                  Vice President                     None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri               Senior Vice President              None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Drew W. Taylor                     Assistant Vice President           None



       Gary J. Thoma                      Regional Vice President            None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cindy Thompson                     Regional Vice President            None

       23412 Pacific Park Drive, #5C

       Aliso Viejo, CA 92656



L      James P. Toomey                    Vice President                     None



I      Christopher E. Trede               Vice President                     None



       George F. Truesdail                Senior Vice President              None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith               Vice President                     None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                     Regional Vice President            None

       39 Old Course Drive

       Newport Beach, CA 92660



       Thomas E. Warren                   Vice President                     None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb                      Senior Vice President,             None

                                          Treasurer and Controller



       Gregory J. Weimer                  Vice President                     None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                   Director                           None



SF     Gregory W. Wendt                   Director                           None



       George J. Wenzel                   Regional Vice President            None

       251 Barden Road

       Bloomfield, MI 48304



H      J. D. Wiedmaier                    Assistant Vice President           None



SF     N. Dexter Williams, Jr.            Senior Vice President              None



       Timothy J. Wilson                  Vice President                     None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                  Vice President                     None



H      Marshall D. Wingo                  Director, Senior Vice              None
                                          President



L      Robert L. Winston                  Director, Senior Vice              None
                                          President



       William R. Yost                    Senior Vice President              None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                  Regional Vice President            None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                    Regional Vice President            None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26/th/ day of November, 2001.

   CAPITAL WORLD BOND FUND, INC.

   By  /s/ Paul G. Haaga, Jr.
        (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on November 26, 2001, by the following persons in the capacities indicated.

         SIGNATURE                                       TITLE



(1)      Principal Executive Officer:



          /s/ Abner D. Goldstine                         President and Director

            (Abner D. Goldstine)



(2)      Principal Financial Officer and
         Principal Accounting Officer:



          /s/ Anthony W. Hynes, Jr.                      Treasurer

            (Anthony W. Hynes, Jr.)



(3)      Directors:



         Richard G. Capen, Jr.*                          Director

         H. Frederick Christie*                          Director

         Don R. Conlan*                                  Director

         Diane C. Creel*                                 Director

         Martin Fenton*                                  Director

         Leonard R. Fuller*                              Director



          /s/ Abner D. Goldstine                         President and Director

            (Abner D. Goldstine)



          /s/ Paul G. Haaga, Jr.                         Chairman and Director

            (Paul G. Haaga, Jr.)



         Richard G. Newman*                              Director

         Frank M. Sanchez*                               Director


*By   /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact
  Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
     /s/ Kristine M. Nishiyama
        (Kristine M. Nishiyama)